Exhibit 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Omnicom Group Inc. (the "Company") hereby constitutes and appoints John D. Wren and Michael J. O'Brien, Esq., his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to (a) sign and file (i) one or more Registration Statements on Form S-3, including any registration statement pursuant to Rule 429 of the Securities Act, or other appropriate form (the "2031 Registration Statements") with respect to the Liquid Yield Option Notes due 2031 and the shares of common stock underlying such notes, (ii) one or more Registration Statements on Form S-3, including any registration statement pursuant to Rule 429 of the Securities Act, or other appropriate form (the "2032 Registration Statements" and, together with the 2031 Registration Statements, the "Registration Statements") with respect to the registration under the Securities Act of 1933, as amended, of the Zero Coupon Zero Yield Convertible Notes due 2032 and the shares of common stock underlying such notes, (iii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statements, and (iv) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statements; and (b) perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 12th day of February, 2004.


         /s/ John D. Wren                            /s/ Bruce Crawford
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           John D. Wren                                Bruce Crawford

    /s/ Randall J. Weisenburger                     /s/ Susan S. Denison
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      Randall J. Weisenburger                         Susan S. Denison

     /s/ Phillip J. Angelastro
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       Phillip J. Angelastro                         Michael A. Henning

     /s/ Robert Charles Clark                        /s/ John R. Murphy
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       Robert Charles Clark                            John R. Murphy

                                                     /s/ John R. Purcell
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      Leonard S. Coleman, Jr.                          John R. Purcell

         /s/ Errol M. Cook
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           Errol M. Cook                               Gary L. Roubos

      /s/ Linda Johnson Rice
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        Linda Johnson Rice